AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Agreement") is made as of the 10th day of May, 2000 by and between ICG Communications, Inc. ("Employer" or the "Company") and Don Teague ("Employee").

                                    RECITALS

      WHEREAS, the Company and Employee previously entered into that certain Employment Agreement dated as of May 19, 1999, as amended August 22, 1999 ("Employment Agreement");

      WHEREAS, the parties desire to amend certain of the terms of the Employment Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. Section 3.1. Section 3.1 shall be amended to delete Section 3.1 in its entirety and insert the following in its place:

      The Company shall pay Employee during the Term of this Agreement an annual base salary, payable bi-weekly. The annual base salary will initially be Three Hundred Fifty Thousand and no/100 Dollars ($350,000.00).

2. Section 3.2. The last sentence of Section 3.2 shall be amended to read as follows: "Employee's annual bonus is established at 60% of annual base salary if all objectives and goals are met."

3. Other Terms and Conditions. All other terms and conditions of the Employment Agreement shall remain in full force and effect, as if fully stated herein.

4. Capitalized Terms. Capitalized and defined terms shall have the same meaning as that accorded them in the Employment Agreement, unless the context requires otherwise.
5. Conflict. If there are any conflicting terms or conditions between the terms and conditions of this Amendment and the terms and conditions of the Employment Agreement, the terms and conditions of the Amendment shall control.

      IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first written above.

                                    ICG COMMUNICATIONS, INC.



                                           --------------------------
                                            /s/ William S. Beans, Jr.
                                    Name:  --------------------------
                                             President & COO
                                    Title: --------------------------


                                            /s/ Don Teague

                                           --------------------------
                                           Don Teague